UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2024

Innovative Designs, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51791	03-0465528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Cherry Street Pittsburgh, Pennsylvania		15223
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 799-0350

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2024, the Board of Directors of the registrant (the “Board”) held a special meeting for the purpose of formally invalidating a meeting of the Board purportedly held on September 26, 2024, due to the fact that proper notice of a meeting of the Board on September 26, 2024 was not given as set forth in Section 2.4 of the of the registrant’s bylaws. Accordingly, the actions described as having been taken by the Board on September 26, 2024 in the registrant’s Current Report on Form 8-K filed on September 27, 2024 have been voided ab initio.

Also on October 3, 2024, the Board accepted the resignation of Joseph Riccelli, Sr. as the registrant’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, effective immediately. The Board also appointed Joseph A. Riccelli to serve as the registrant’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, effective immediately. Joseph A. Riccelli has served as the registrant’s Vice President of Operations for over fifteen years and was with the registrant at its inception. He will serve in these capacities on an interim basis while the board interviews candidates for the positions. Joseph A. Riccelli’s compensation will be $2,000 per week. He will also receive a warrant to purchase 100,000 shares of the registrant’s common stock with an exercise price of $0.12 per share for a term of three years.

In addition, on October 3, 2024, the Board of Directors determined that Joseph Riccelli, Sr. will continue to serve as Chairman of the Board of Directors. It is expected that the registrant will retain Joseph Riccelli, Sr. as a consultant to facilitate a smooth transition and for his vast knowledge of the production and products, and the relationships with the registrant’s most important vendors.

There are no arrangements or understandings between Joseph A. Riccelli and any other persons pursuant to which he was appointed as described above. Joseph A. Riccelli is the son of Joseph Riccelli, Sr. Joseph A. Riccelli does not have any family relationship with any of the Company’s other directors or executive officers. Joseph A. Riccelli has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Designs, Inc.
(Registrant)

Date: October 9, 2024	/s/ Joseph A. Riccelli
Joseph A. Riccelli
Interim Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer